UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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Net Element, Inc.
(Name of Registrant as Specified in its Charter)

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NET ELEMENT, INC.
1450 S. Miami Avenue
Miami, Florida 33130

NOTICE OF ACTION BY
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Stockholders:

This Information Statement is furnished by the Board of Directors of Net Element, Inc., a Delaware corporation (the “Company”), to holders of record of the Company’s common stock, $0.001 par value per share, at the close of business on June 28, 2011, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform the Company’s stockholders of action taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of June 28, 2011.

The Company’s majority stockholder has approved the 2011 Equity Incentive Plan of Net Element, Inc. through action taken by consent and without a meeting, as authorized by Section 228 of the Delaware General Corporation Law. In accordance with Rule 14c-2 promulgated under the Exchange Act, the actions recommended by the Board of Directors and approved by the Company’s majority stockholder pursuant to Section 228 of the Delaware General Corporation Law will become effective no earlier than 20 calendar days after this Information Statement is sent or given to all persons who were holders of record of the Company’s common stock on June 28, 2011

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

Miami, Florida
Date: June 28, 2011

By order of the Board of Directors:

/s/ Mike Zoi
Mike Zoi
Chief Executive Officer and Chairman of the Board

NET ELEMENT, INC.
1450 S. Miami Avenue
Miami, Florida 33130

INFORMATION STATEMENT

Introductory Statement

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS

Net Element, Inc. (the “Company”) is a Delaware corporation with its principal executive offices located at 1450 S. Miami Avenue, Miami, Florida 33130. The Company’s telephone number is (305) 507-8808. This Information Statement is being sent to the Company’s stockholders by the Board of Directors to notify them about action that the holder of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a meeting of the stockholders. The action was taken on June 28, 2011, and will not become effective until at least 20 days after the mailing of this Information Statement.

Copies of this Information Statement are being mailed on or before June 30, 2011 to the holders of record on June 28, 2011 (“Record Date”) of the outstanding shares of the Company’s common stock.

General Information

The approval and ratification of the adoption of the 2011 Equity Incentive Plan of Net Element, Inc. was taken pursuant to the written consent of a majority of the holders of the Company’s voting capital stock, on June 28, 2011 in lieu of a special meeting of the stockholders.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the action will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

OUTSTANDING SHARES AND VOTING RIGHTS

The Company's authorized capital consists of 2,500,000,000 shares of common stock, $.001 par value per share, of which 736,324,911 shares were issued and outstanding as of June 27, 2011, as well 100,000,000 shares of preferred stock, none of which have been issued.

The holders of our shares of common stock are entitled to one vote for each outstanding share on matters submitted to our stockholders.  Stockholder holding at least a majority of the voting rights of all outstanding shares of capital stock have approved and ratified the adoption of the 2011 Equity Incentive Plan of Net Element, Inc. by resolution, dated June 28, 2011.  As a result, no other stockholder consents will be solicited in connection with this Information Statement.

The following shareholders (holding the indicated number of shares) voted in favor of the proposal:

Name	Number of Shares	Number of Votes	Percentage
TGR Capital, LLC	401,263,749	401,263,749	54.5%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below contains information as of June 27, 2011 about stockholders whom we believe are the beneficial owners of more than five percent (5%) of our outstanding common stock, as well as information regarding stock ownership by our directors, named executive officers who are currently serving as our officers or have been a director or executive officer of the registrant since the beginning of fiscal year 2011, and our directors and executive officers as a group. Except as described below, we know of no person that beneficially owns more than 5% of our outstanding common stock. As of June 27, 2011, there were 736,324,911 shares of common stock outstanding. Except as otherwise noted below, each person or entity named in the following table has the sole voting and investment power with respect to all shares of our common stock that he, she or it beneficially owns. The holders of our shares of common stock are entitled to one vote for each outstanding share on matters submitted to our stockholders. Except as otherwise noted below, the address of each person or entity named in the following table is c/o Net Element, Inc., 1450 South Miami Avenue, Miami, FL 33130.

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act.  The number of shares beneficially owned by a person includes shares of common stock underlying options or warrants held by that person that are currently exercisable or exercisable within 60 days of June 27, 2011.  The shares issuable pursuant to the exercise of those options or warrants are deemed outstanding for computing the percentage ownership of the person holding those options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person.  The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable, unless otherwise noted in the applicable footnote.  Beneficial ownership percentage calculations are based on 736,324,911 shares issued and outstanding as of June 27, 2011.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial owner (number of Common shares)	Percent of Class
Mike Zoi (1)	875,269,503	93.5
Dmitry Kozko (2)	24,950,100	2.7
James Caan (3)	5,568,421	*
Curtis Wolfe (4)	1,100,100	*
Jonathan New (5)	1,365,841	*
Ivan Onuchin (6)	100	*
Directors and named executive officers as a group (1)(2)(3)(4)(5)(6)	908,254,065	97.0

* Less than one percent (1%)

(1)
Includes 5,754 shares of common stock held by Mr. Zoi, 401,263,749 shares of common stock and warrants to purchase 100,000,000 shares of common stock that are held by TGR Capital, LLC over which Mr. Zoi has dispositive and voting power, 75,000,000 shares of common stock received in exchange for his ownership interest in Openfilm that is held by MZ Capital, LLC (Delaware) (45,937,500 shares) and MZ Capital, LLC (Florida) (29,062,500 shares), limited liability companies over which Mr. Zoi has dispositive and voting power and whose members include Mr. Zoi, Mr. Kozko and Mr. Kozko's wife and minor children (Mr. Kozko and his wife and minor children have no voting or dispositive control over the shares of the Company held by MZ Capital and therefore disclaim beneficial ownership thereof), and 200,000,000 shares of common stock and warrants to purchase 100,000,000 shares of common stock that are held by Enerfund over which Mr. Zoi has dispositive and voting power.

(2)	CEO of Openfilm. Reflects shares of common stock received in exchange for his ownership interest in Openfilm. Also includes 100 shares of common stock granted on March 9, 2011.

(3)	Director appointed to Board of Directors effective January 1, 2011. Reflects shares of common stock received in exchange for his ownership interest in Openfilm.

(4)
Includes 100,000 shares underlying the grant of stock options expiring on August 12, 2013 and a strike price of $0.25 per share, and the grant on December 9, 2010 of 1,000,000 shares of restricted stock of the Company in lieu of payment for legal services provided to the Company, primarily in connection with the acquisition of Openfilm.  Also includes 100 shares of common stock granted on March 9, 2011.

(5)
Reflects 944,444 shares underlying stock options that are currently exercisable with respect to stock options to purchase 1,000,000 shares of common stock that were granted on August 13, 2008 and vest ratably over 36 months from the date of grant.  These options expire on August 13, 2013 and have a strike price of $0.25.  Also includes 100 shares of common stock granted on March 9, 2011.  Also includes restricted stock grants totaling 475,000 shares made during fiscal 2009 and 2010.

(6)	Reflects 100 shares of common stock granted on March 9, 2011.

DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth the names and ages of the members of our Board of Directors and our executive officers and the positions held by each.

Name	Age	Position	Year Appointed
Mike Zoi	44	CEO, Director	2007
Curtis Wolfe	47	Secretary, Director	2007
James Caan	70	Director	2011
Dmitry Kozko	27	CEO, Openfilm	2009
Jonathan New	51	Chief Financial Officer	2008
Ivan Onuchin	34	Chief Technology Officer	2010

Each of our directors will hold office until our next annual meeting of stockholders at which directors are elected or until his successor is duly elected and qualified.

Mr. Zoi has been the CEO and a Director of the Company since 2007. Mr. Zoi has also been a director and president of Ener1 Group since 2001, a privately held investment firm he co-founded in 2001. Mr. Zoi indirectly holds a minority interest in Ener1 Group. Ener1 Group owns approximately 52% of Ener1, Inc. (NASDAQ: HEV), a public company with manufacturing facilities in the United States engaged primarily in the business of designing and developing high-performance, rechargeable, lithium-ion batteries and battery systems for hybrid and electric vehicles.  Mr. Zoi served as a Director of Ener1, Inc. from February 2002 to August 2008 and a vice president from February 2007 to August 2008. Since 2007, Mr. Zoi has been the managing member of TGR Energy LLC, a Florida investment company, which owns approximately 89% of the Company. Mr. Zoi also founded and owns 100% of Enerfund, LLC, a Florida investment company with interests in a variety of high growth businesses, including 8 Motor, LLC, a Florida company engaged in the electric vehicle business.  Enerfund has also provided financing to Openfilm, LLC in the past. Mr. Zoi is responsible for strategy and directly manages all senior executives of the Company. Mr. Zoi also directs all merger and acquisition activities of the Company. His expertise includes strategic development, branding and corporate alliances. Earlier in his career, Mr. Zoi worked in various capacities relating to international finance and business development. Mike Zoi’s niece is married to Dmitry Kozko.

Mr. Wolfe has been a director of the Company since 2004 except for the period beginning August 31, 2007 and ending December 18, 2007. Mr. Wolfe served as Chief Operating Officer, Executive Vice President and General Counsel of Ener1 Group, Inc., the largest shareholder of alternative energy company Ener1, Inc., from 2004 to 2007. Prior to his involvement with Ener1 Group, he was a partner in an international law firm based in Miami where he focused on mergers and acquisitions, start-up company financing, franchising and intellectual property. His experience also includes equity and debt offerings and compliance with reporting requirements for publicly traded companies. Since 2007, Mr. Wolfe has been the president of a private business consulting company, Lobos Advisors, assisting start-up businesses in defining their business objectives, strategic goals, and expanding business opportunities. Mr. Wolfe is the founder of WCIS Media, LLC, a company that launched www.whocanisue.com, an online legal portal where he served as an executive officer from 2007 until 2009. Mr. Wolfe continues to serve as a director of WCIS Media. Mr. Wolfe served 11 years in the United States Air Force from 1981 to 1992. Mr. Wolfe has a BIS in English, Mathematics and Latin American Studies from Weber State University and a JD from the University of Iowa College of Law, where he graduated with distinction. He is also a screenwriter and author.

Mr. James Caan is currently the Chairman of Advisory Board of Openfilm and a director nominee of the Company. Mr. Caan exchanged his ownership interest in Openfilm for shares of common stock of the Company in connection with the acquisition of Openfilm by the Company on December 14, 2010. Mr. Caan has been appointed to fill the vacancy created by the departure of Stuart Murdoch earlier in 2010, which appointment will take effect as of January 1, 2011 and he will serve until the next annual meeting of stockholders at which directors are elected. Pursuant to Mr. Caan’s advisory agreement with Openfilm, Mr. Zoi and Mr. Kozko are obligated to vote their shares in favor of Mr. Caan as a director of the Company for the next three years. Mr. Caan is an actor and director working in the film and TV industries for over 40 years and one of the industry’s most renowned talents, having starred in over 80 films. As Chairman of the Openfilm Advisory Board, Mr. Caan will oversee the other advisory board members, help recruit additional celebrity talent when needed, offer his wisdom to the Openfilm community as he evaluates submissions, serve as a judge for the online competitions and interact with emerging talent and other Openfilm members.

Dmitry Kozko co-founded Openfilm in 2007 and has been the CEO of Openfilm since 2009. Prior to 2009, Mr. Kozko was Chief Marketing Officer of Openfilm. With an extensive technical background, he is responsible for the operations of Openfilm and until Openfilm’s acquisition by the Company, was responsible to oversee the software development team. Prior to founding Openfilm, Mr. Kozko was a consultant responsible for developing the business infrastructure and Web presence for companies and clients in the online entertainment, real estate and consumer goods space. Since 2006, Mr. Kozko has provided consulting services to Enerfund and TGR (investment companies controlled by Mike Zoi) and assisted in evaluating technology-based companies. From March 2006 through February 2007, Mr. Kozko was a principal of Caribbean Soda, LLC, a beverage distribution company in Southern Florida, responsible for expansion of the soft drinks of Hitond, Inc., a New York company, into the Florida market. From March 2004 to March 2006, Mr. Kozko worked as an independent contractor for Re/Max SouthShore Realty in New York, primarily responsible for technological solutions development, market research automation, business development and sales assistant. A native of St. Petersburg, Russia, Mr. Kozko emigrated to the U.S. in 1995. During his tenure with Openfilm, Mr. Kozko was responsible for marketing and sales initiatives, business development, overseeing technological development and capital raising. Dmitry Kozko is married to Mike Zoi’s niece.

On March 10, 2008, Jonathan New joined the Company as Chief Financial Officer.  Mr. New served as Chief Operating Officer of Ener1, Inc. from 2001 to 2003. From 2004 until it was sold in 2006, Mr. New owned and operated Wholesale Salon Furniture Corp.com, which imported and distributed salon equipment.  Thereafter, until joining the Company, Mr. New provided counsel to public companies on a variety of corporate accounting, reporting and audit related issues. Prior to joining Ener1 in 2001, Mr. New held controller and chief financial officer positions with companies including Haagen-Dazs, Virtacon (a web development company), RAI Credit Corporation and Prudential of Florida. Mr. New obtained his BS in Accounting from Florida State University and began his career with Accenture. He is a member of the Florida Institute of Certified Public Accountants and the American Institute of Certified Public Accountants.

Mr. Ivan Onuchin joined the Company on November 1, 2010 and was appointed Chief Technology Officer of the Company and its subsidiaries on December 14, 2010. From December 2008 though October 2010, Mr. Onuchin was employed with EdgeTech, Inc., an underwater imaging company, as a software engineer responsible for the creation of architecture and software development for a new generation of products for managing advanced underwater sonar imaging systems. From September 2005 until December 2008, Mr. Onuchin was working as the Chief Technology Officer of Helpful Technologies, Inc. and its subsidiaries, a Florida-based software development company providing products that simplify access and navigation to the Internet. Mr. Onuchin’s responsibilities included development of break-through technologies allowing users to navigate on the Internet without launching a browser. From February 2004 through June 2005, Mr. Onuchin was the Chief Technology Officer of Splinex, Inc., a predecessor of the Company which was involved in the development of advanced technologies in the three-dimensional computer graphics industry. Throughout his career, Mr. Onuchin was responsible for the creation of proprietary intellectual property portfolios and managed local and outsourced teams of software developers. Mr. Onuchin has a post-graduate degree from the Russian Academy of Science, where he has also taught classes in advanced mathematics. Mr. Onuchin has also taught at Ural State Technical University and Ural State University.

Board composition

Currently, our board of directors consists of three members. Mr. Caan was appointed to fill the vacancy created by Stuart Murdoch’s resignation earlier in 2010, which appointment took effect as of January 1, 2011. The number of directors may change from time to time, as determined by resolution adopted by a majority of the board of directors. Our by-laws require a minimum of one director and allow a maximum of nine directors.

Currently, there is no one serving on the board who is a “financial expert” or “independent” under the Commission’s standards (Rule 10A-3 of the Exchange Act) as the Company’s limited financial resources are not adequate to attract and retain qualified candidates.

Committees of the board of directors

In December 2004, our board of directors established a Nominating and Compensation Committee and an Audit Committee. Currently, there are no members of these committees, which did not meet during fiscal 2010.

Audit Committee

Our audit committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent auditor relationships and the audits of our financial statements. This committee’s responsibilities include:

•	Selecting and hiring our independent auditors.
•	Evaluating the qualifications, independence and performance of our independent auditors.
•	Approving the audit and non-audit services to be performed by our independent auditors.
•	Reviewing the design, implementation, adequacy and effectiveness of our internal controls and our critical accounting policies.
•	Overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters.
•	Reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations.
•	Preparing the audit committee report we are required to include in filings with the Commission.

Currently, the entire board of directors is serving as the audit committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our outstanding common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of the common stock. Based solely upon a review of copies of forms furnished to our Company, none of our officers and directors and holders of more than 10% of our common stock failed to timely file the statement of changes in beneficial ownership on Form 4 or the statement of beneficial ownership on Form 3 pursuant to Section 16(a) during fiscal 2010.

EXECUTIVE COMPENSATION

The following table sets forth all compensation awarded, earned or paid by us for services rendered in all capacities to us for the fiscal years ended December 31, 2010 and March 31, 2010 to our Chief Executive Officer and our other executive officers who earn more than $100,000 annually in salary and bonus or are otherwise considered significant employees. We refer to these individuals as the “named executive officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compen- sation ($)	Total ($)

Mike Zoi (1)	2010	$927,348	$-	$-	$-	$-	$927,348
Chief Executive Officer	2009	$-	$-	$-	$-	$-	$-
Jonathan New,	2010	$68,256	$4,874	$-	$-	$-	$73,130
Chief Financial Officer	2009	$91,000	$19,500	$60,000	$-	$-	$170,500
Dmitry Kozko (2) Chief Executive Officer	2010	$7,500	$-	$-	$-	$2,330	$9,830
Ivan Onuchin (3) Chief Technology Officer	2010	$15,000	$-	$-	$-	$-	$15,000

(1)
During fiscal 2010, Mr. Zoi received $927,348, a portion of which reflects deferred salary from prior fiscal years ($354,848 for fiscal 2009 and $310,000 for fiscal 2008). Salary for fiscal 2010 (nine months) amounted to $262,500. Mr. Zoi also receives health and life insurance benefits available to employees generally.

(2)
Dmitry Kozko is the Chief Executive Officer of Openfilm, which was acquired by the Company on December 14, 2010. Mr. Kozko receives an annual salary of $120,000 ($60,000 from Openfilm and $60,000 from Net Element), health and life insurance benefits available to employees generally, and a car allowance of $1,165 per month. Mr. Kozko also receives consulting fees from Enerfund unrelated to services provided to Openfilm or Net Element.  The table reflects amounts paid by the Company from December 14, 2010 (the date of acquisition of Openfilm) through December 31, 2010.

(3)	Appointed an officer of the Company on December 14, 2010. Mr. Onuchin receives an annual salary of $120,000 and health and life insurance benefits available to employees generally.

Mike Zoi became Chief Executive Officer on December 17, 2007 effective with his purchase of member interests in Splinex, LLC. Mr. Zoi is entitled to receive an annual salary of $350,000.

Jonathan New joined us on March 10, 2008.  Up until May 15, 2009, Mr. New’s base salary was $140,000 with a $30,000 bonus payable quarterly for meeting agreed upon objectives.  On May 15, 2009, Mr. New’s base salary was reduced from $140,000 to 91,000 and his bonus was reduced from $30,000 to $19,500 annually. To partially offset the reduction in salary, the Company provided Mr. New with 25,000 shares of fully vested common stock in lieu of his March 31, 2009 cash bonus and 200,000 shares of common stock which vest monthly from April 1, 2009 to September 30, 2009.  Additionally, Mr. New was granted 250,000 shares of fully vested common stock at March 31, 2010.  A compensation charge of $60,000 was recorded during fiscal 2009 for the 475,000 shares granted during the fiscal year reflecting the then current market value per share on the first trading day after the dates of grant as detailed below:

Date	Number of Shares	Compensation Expense	Market Value Per Share
06/03/09	25,000	$2,500	$0.10
09/30/09	200,000	$20,000	$0.10
03/31/10	250,000	$37,500	$0.15

Mr. New also participates in the Company’s equity incentive compensation plan.

Curtis Wolfe serves as Secretary and a Director of the Company.  Mr. Wolfe served as Executive Vice President and General Counsel of the Company from December 17, 2007 to September 30, 2008. For fiscal 2009, Mr. Wolfe received an aggregate of $2,500 for legal services provided to us and this amount was expensed to legal fees in the consolidated statement of operations. On December 14, 2010, we issued 1,000,000 shares of common stock to Mr. Wolfe in exchange for legal services provided on our behalf during fiscal 2010. Mr. Wolfe also participates in the Company’s equity incentive compensation plan.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2010

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Stuart Murdoch	100,000	-	-	$0.25	February 7, 2013
Curtis Wolfe	100,000	-	-	$0.25	July 8, 2015
Jonathan New	805,556	194,444	194,444	$0.25	July 8, 2015

On August 13, 2008, the Board of Directors approved (i) the issuance of fully vested options to purchase 100,000 shares of common stock to Curtis Wolfe for his services as a board member and (ii) the issuance of options to purchase 1,000,000 shares of common stock to Jonathan New for his services as Chief Financial Officer. Mr. New’s stock options will vest ratably over three years. Both sets of options will have a term of 7 years from date of grant and a strike price of $0.25 per share.

Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,200,000	$0.25	3,975,000

2010 DIRECTOR COMPENSATION

No compensation was granted to board members of Net Element during fiscal 2010 for their services as members of the board of directors.

Employment/Consulting Agreements

Employment Agreements

Music1 entered into a two-year employment agreement with Stephen Strother commencing on November 1, 2010 appointing Mr. Strother as President of Music1. The agreement is automatically renewable for successive one-year terms unless notice of termination is given at least 30 days prior to the end of a term. Mr. Strother may be terminated prior to the end of a term for “cause” as defined in the employment agreement. Pursuant to the agreement, Mr. Strother will receive an annual salary of $200,000 and a bonus of up to 50% of the annual salary provided specified performance targets are met. Mr. Strother will be entitled to receive distributions of dividends, if any, declared by Music1’s board of directors equal to his equity ownership in Music1 of three percent. Mr. Strother is also required to be appointed to the board of directors of Musci1. The agreement contains customary non-compete and non-solicitation provisions. In addition, we are obligated to invest at least $500,000 in Music1 by December 31, 2012 (which amount may include salaries and other expenses of Music1). In the event such amount is not invested in Music1 by December 31, 2012 or the employment agreement of Mr. Strother is terminated other than for cause or good reason on or before May 7, 2012, then Mr. Strother will have the right to repurchase Music1 for $1.00.

Consulting Agreements

Motorsport.com, Inc. entered into three-year consulting agreements with three of its four principals, Jack Durbin, Eric Gilbert and Nancy Schilke. The consulting agreements set forth the responsibilities of each consultant as follows: Jack Durbin – North American News Manager; Eric Gilbert – Art Director; Nancy Schilke – Editor-in-Chief/News Manager.  Each consultant receives a monthly fee that is subject to adjustment when Motorsport revenues exceed $500,000. Each consultant is eligible for a bonus of up to 50% of annual compensation if certain specified milestones have been met. Upon Motorsport achieving profitable operations, each of the consultants shall be eligible for an increase in annual fees to be mutually agreed upon, but no less than an increase of 25% of the then current fee. Motorsport may terminate the consulting arrangements upon 30 days written notice at any time after payment of the remainder of the purchase price for Motorsport and exercise of the option to purchase the remaining interests in Motorsport.com, Inc. held by each of the four minority owners of Motorsport.com, Inc. as set forth in the Motorsport Purchase Agreement.

Adoption of the 2011 Equity Incentive Plan of Net Element, Inc.

On June 22, the Company’s Board of Directors adopted the 2011 Equity Incentive Plan of Net Element, Inc. (the “2011 Incentive Plan.”). The Company’s Board of Directors believes in order to attract and retain the services of executives and other key employees, it is necessary for us to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies and accordingly, voted unanimously to adopt the 2011 Incentive Plan.

Set forth below is a summary of the 2011 Incentive Plan, but this summary is qualified in its entirety by reference to the full text of the 2011 Incentive Plan, a copy of which is included as Appendix A to this Information Statement.

Description of the 2011 Incentive Plan

The 2011 Plan is intended as an incentive to retain in the employ of and as directors, officers, consultants, advisors and employees to the Company persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

Administration

The Board of Directors of the Company (the “Board”) shall serve as administrator of the 2011 Incentive Plan (the “Plan”).  The Board, subject to Sections 3, 5 and 6 of the 2011 Incentive Plan, shall have full power and authority to designate recipients of incentive stock options (the “Incentive Options”), nonqualified stock options (the “Nonqualified Options” and, together with the Incentive Options, the “Options”) and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan.  If and when the Company submits an application to be listed on the NASDAQ Stock Market, in compliance with the rules of the NASDAQ Stock Market the Board shall appoint a Committee (the “Committee”) to serve as administrator of the Plan, consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the “Code”)), which shall serve at the pleasure of the Board.

Eligibility

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary.

Stock Reserved for the 2011 Incentive Plan

A total of 150,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan, of which a maximum of 150,000,000 shares may be issued as Restricted Stock.  The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Stock shall be and is hereby reserved for such purpose.

Terms and Conditions of Options

The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Board at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted;  provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant.  The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted.

“Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market or OTC Bulletin Board (if the shares of Stock are regularly quoted on the NASDAQ Stock Market or OTC Bulletin Board, as the case may be), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Board in a manner consistent with the provisions of the Code.

The term of each Option shall be fixed by the Board, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.  Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Board at the time of grant, Options shall vest and become exercisable as to one-tenth of the total number of shares subject to the Option on each of the three month anniversary of the date of grant.

Terms and Conditions of Restricted Stock

A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Board and, if the Board shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Board.  After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) of the 2011 Incentive Plan.  Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied.  Shares of Restricted Stock are not transferable until the date on which the Board has specified such restrictions have lapsed.

Change in Control

Upon the occurrence of a “Change in Control” (as defined in the 2011 Incentive Plan) the Board may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Board in its sole discretion.  In its sole discretion, the Board may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Board shall determine in its sole discretion.

Upon the occurrence of a Change in Control, the Board may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Board, in its sole discretion.

Term of the 2011 Incentive Plan

No Option or award of Restricted Stock shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

Taxes

The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.  If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).  If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

Forward-Looking Statements and Information

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "predicts," "estimates" and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

FINANCIAL STATEMENTS

A copy of our Form 10-K for the year ended December 31, 2010 and Form 10-Q for the period ended March 31, 2011, without exhibits, will be delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request.. Stockholders are referred to the report for financial and other information about us.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

We are mailing this Information Statement to shareholders of record as of June 28, 2011. We will provide additional copies of the documents set forth above, excluding exhibits, at no charge upon request by writing to Jonathan New, Net Element, Inc., 1450 S. Miami Avenue, Miami, FL 33130. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost of furnishing such exhibits.

By Order of the Board of Directors,

Miami, Florida
June 28, 2011
/s/ Mike Zoi
Mike Zoi, Chief Executive Officer and Chairman of the Board

Appendix A

2011 EQUITY INCENTIVE PLAN

OF

NET ELEMENT, INC.

1.           Purpose of the Plan.

This 2011 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Net Element, Inc., a Delaware corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”).  Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act.  Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended.  In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.           Administration of the Plan.

The Board of Directors of the Company (the “Board”) shall serve as administrator of the Plan.  The Board, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan.  The Board shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options.  To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.  If and when the Company submits an application to be listed on the NASDAQ Stock Market, in compliance with the rules of the NASDAQ Stock Market the Board shall appoint a Committee (the “Committee”) to serve as administrator of the Plan, consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the “Code”)), which shall serve at the pleasure of the Board.

Subject to the provisions of the Plan, the Board shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Board deems desirable to carry into effect the Plan or any Options or Restricted Stock.  The act or determination of a majority of the Board shall be the act or determination of the Board and any decision reduced to writing and signed by all of the members of the Board shall be fully effective as if it had been made by a majority of the Board at a meeting duly held for such purpose.  Subject to the provisions of the Plan, any action taken or determination made by the Board pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

3.           Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Board may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Board shall so determine.

4.           Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 150,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan.  The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Stock shall be and is hereby reserved for such purpose.  Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.  Should any Option or award of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.           Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem desirable:

(a)           Option Price.  The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Board at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted;  provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant.  The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted.  The exercise price for each Option shall be subject to adjustment as provided in Section 8 below.  “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market or OTC Bulletin Board (if the shares of Stock are regularly quoted on the NASDAQ Stock Market or OTC Bulletin Board, as the case may be), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Board in a manner consistent with the provisions of the Code.  Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b)          Option Term.  The term of each Option shall be fixed by the Board, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)          Exercisability.  Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Board at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Board may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Board in its sole discretion.  In its sole discretion, the Board may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Board shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i)           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii)          the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii)         the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)         a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d)           Method of Exercise.  Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Board.  As determined by the Board, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option.  An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e)           Non-transferability of Options.  Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.  The Board, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order.  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f)           Termination by Death.  Unless otherwise determined by the Board, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Board shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g)           Termination by Reason of Disability.  Unless otherwise determined by the Board, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Board shall determine at or after grant), but may not be exercised after one (1) year after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.  “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement.

(h)           Termination by Reason of Retirement.  Unless otherwise determined by the Board, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Board shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i)           Other Terminations.  Unless otherwise determined by the Board upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, whichever period is shorter.  The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i)           In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety.  For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company.  Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(ii)           In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee.  Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; which ever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control.  For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A)	the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)
a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C)	the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

6.           Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Board shall deem desirable:

(a)          Grantee rights.  A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Board and, if the Board shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Board.  After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b)          Issuance of Certificates.  The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c)          Delivery of Certificates.  Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Board at the time of grant.

(d)          Forfeitability, Non-transferability of Restricted Stock.  Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied.  Shares of Restricted Stock are not transferable until the date on which the Board has specified such restrictions have lapsed.  Unless otherwise provided by the Board at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e)           Change of Control.  Upon the occurrence of a Change in Control as defined in Section 5(c), the Board may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Board, in its sole discretion.

(f)           Termination of Employment.  Unless otherwise determined by the Board at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power.  The Board may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Board may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.           Term of Plan.

No Option or award of Restricted Stock shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

8.           Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Board shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event.  The Board shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code.  Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9.           Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.  The Board may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Board at the time of award.

10.         Taxes.

(a)           The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b)           If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c)           If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11.         Effective Date of Plan.

The Plan shall be effective on June 28, 2011; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than June 28, 2012, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to stockholder approval set forth in Section 162(m) of the Code are satisfied.

12.         Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a)           increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b)           materially increase the benefits accruing to the Participants under the Plan;

(c)           materially modify the requirements as to eligibility for participation in the Plan;

(d)           decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

(e)           extend the term of any Option beyond that provided for in Section 5(b).

(f)           except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options.

Subject to the forgoing, the Board may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Board shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly.  The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13.         Government Regulations.

The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14.         General Provisions.

(a)           Certificates.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Board may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)           Employment Matters.  Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c)           Limitation of Liability.  No member of the Board, or any officer or employee of the Company acting on behalf of the Board, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d)           Registration of Stock.  Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States.  The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine.  If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Board, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Board may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

15.         Non-Uniform Determinations.

The Board’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (iv) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16.         Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.